UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 14, 2026

NETGEAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3553 North First Street
San Jose,	CA	95134
(Address, including zip code, of principal executive offices)

(408)	907-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s):	Name of each exchange on which registered
Common Stock, $0.001 par value	NTGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 8.01 below is hereby incorporated by reference in this Item 7.01.

Additionally, NETGEAR provided a letter to its customers regarding these matters, dated April 13, 2026, which letter is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 7.01.

Item 8.01 Other Events.

Today NETGEAR, Inc. (“NETGEAR” or the “Company”) provided the following updates regarding the March 23, 2026 Federal Communications Commission (“FCC”) Public Safety and Homeland Security Bureau regulations adding all “routers produced in a foreign country” to the FCC’s “Covered List” (defined below):

1)
NETGEAR is the first retail consumer router company to be granted conditional approval under the new FCC regulations applicable to foreign made consumer routers.
2)
So long as the conditional approval is maintained, NETGEAR can launch new consumer routers and update the software on existing consumer routers indefinitely.
3)
While NETGEAR received conditional approval quickly, it is possible that key competitors could also receive conditional approval in the future.
4)
Even without conditional approval, NETGEAR’s competitors are not restricted from selling existing products in the market (despite the limitation on future software updates starting in March 2027) and, as such, competition in this category remains significant for reasons previously publicly disclosed by the Company.

The “Covered List” is a list of communications equipment and services that are deemed to pose an unacceptable risk to the national security of the United States or the security and safety of United States persons, based exclusively on any of four sources for such a determination and that such equipment or services possess certain capabilities as enumerated in section 2(a) of the Secure and Trusted Communications Networks Act of 2019, Pub. L. No. 116-124, 133 Stat. 158 (2020) (codified as amended at 47 U.S.C. §§ 1601–1609).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	NETGEAR, Inc. Letter to Customers dated April 14, 2026 and FAQ.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETGEAR, INC.

By:	/s/Kirsten J. Daru
Kirsten J. Daru
General Counsel and Chief Privacy Officer

Dated: April 14, 2026